DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware International Value Equity Fund (the "Fund")

Supplement to the Fund's Summary Prospectus dated March 29, 2016
 (as amended and restated on May 2, 2016)

Effective as of November 11, 2016, the following replaces the information in the summary prospectus section entitled "Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Edward A. "Ned" Gray, CFA	Senior Vice President, Chief Investment Officer — Global and International Value Equity	May 2006

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 4, 2016.